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                                                                   Exhibit 10.36

                           FORM OF SUBSIDIARY GUARANTY
                           ---------------------------


         THIS GUARANTY (this "Guaranty") is made as of this ___ day of October, 1997, by [NAME OF SUBSIDIARY], a[n] ______________ corporation (the "Guarantor"), in favor of THE FIFTH THIRD BANK, as agent (the "Agent") for the Lenders as set forth in the Credit Agreement (as hereinafter defined).

         WHEREAS, Baldwin Piano & Organ Company, a Delaware corporation (the "Debtor"), directly or indirectly owns one hundred percent (100%) of the issued and outstanding capital stock of the Guarantor;

         WHEREAS, Debtor, Agent and Lenders have entered into a certain Credit Agreement dated as of October ___, 1997 (as amended, modified, supplemented or restated from time to time, the "Credit Agreement"), pursuant to which the Lenders have agreed to make certain loans and advances to Debtor on the terms and conditions stated in the Credit Agreement;

         WHEREAS, the Guarantor and the Debtor are members of the same consolidated group of companies and are engaged in related businesses, and the Guarantor will receive a portion of the proceeds of the Loans from the Debtor and will derive substantial direct and indirect economic benefit therefrom;

         WHEREAS, it is a condition precedent to the Credit Agreement that Guarantor shall have entered in this Guaranty with the Agent, for the benefit of the Lenders; and

         NOW, THEREFORE, for and in consideration of the foregoing and to induce the Agent and the Lenders to enter into the Credit Agreement and to induce the Lenders to make loans and advances thereunder, the Guarantor hereby agrees as follows:

         1. DEFINITIONS. Unless otherwise defined herein, all capitalized terms used herein shall have their meanings as set forth in the Credit Agreement. In addition, as used herein:

         "GUARANTOR NET WORTH" shall mean, as of any date of determination thereof, the excess of (i) the amount of the "present fair saleable value" of the assets of such Guarantor as of the date of such determination, over (ii) the amount of all "liabilities of such Guarantor, contingent or otherwise," as of the date of such determination, as such quoted terms are determined in accordance with applicable federal and state laws governing determinations of the insolvency of debtors.


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         "MAXIMUM GUARANTY LIABILITY" shall mean, as of any date of determination thereof, the sum of (i) with respect to each Loan the proceeds of which are used to make or the issuance of which constitutes a Valuable Transfer to such Guarantor, the amount of such Loan PLUS (ii) with respect to each Loan the proceeds of which are not used to make or the issuance of which does not constitute a Valuable Transfer to such Guarantor, the lesser of (A) the outstanding amount of such Loan as of such date or (B) the greater of (I) ninety-five percent (95%) of the Guarantor Net Worth at the time of such Loan or
(II) ninety-five percent (95%) of the Guarantor Net Worth of such Guarantor at the earliest of (x) such date, (y) the date of the commencement of a case under Title 11 of the United States Bankruptcy Code, (or any successor provisions) in which such Guarantor is a debtor or (z) the date enforcement hereunder is sought.

         "VALUABLE TRANSFERS" shall mean (i) all loans, advances or capital contributions made to or for the benefit of such Guarantor with proceeds of Loans, (ii) all debt securities or other obligations of such Guarantor acquired by such Guarantor or retired by such Guarantor with proceeds of Loans, (iii) the fair market value of all property acquired with proceeds of Loans, and transferred, absolutely and not as collateral, to such Guarantor, and (iv) all equity securities of such Guarantor acquired by such Guarantor with proceeds of Loans.

         2.       GUARANTY OF PAYMENT.

                  (a) The Guarantor hereby irrevocably, absolutely and unconditionally guarantees the full, prompt and complete payment when due, subject to applicable grace periods, if any (whether at the stated maturity, by acceleration or otherwise), of all Obligations (as defined in the Credit Agreement), direct or indirect, absolute or contingent, due or to become due, now existing or hereafter incurred.

                  (b) The Guarantor agrees that the Obligations may at any time and from time to time exceed the Maximum Guaranty Liability of the Guarantor, without impairing this Guaranty or affecting the rights and remedies of Agent or any Lender hereunder.

                  (c) The Guarantor acknowledges that valuable consideration supports this Guaranty, including, without limitation, the consideration set forth in the recitals above as well as any commitment to lend, extension of credit or other financial accommodation, whether heretofore or hereafter made by the Agent or any of the Lenders to the Debtor; any extension, renewal or replacement of any of the Obligations; any forbearance with respect to any of the Obligations or otherwise; any cancellation of an existing guarantee; any purchase of any of the Debtor's assets by the Agent or any of the Lenders; or any other valuable consideration.

         3. THE LENDERS' AND AGENT'S COSTS AND EXPENSES. The Guarantor agrees to pay on demand, if not paid by the Debtor, all costs and expenses of every kind incurred by the Lenders or the Agent: (a) in enforcing this Guaranty, (b) in collecting any of the Obligations from the Debtor or the Guarantor or any other guarantor of the Obligations, and (c) in realizing upon or protecting

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any collateral for this Guaranty or for payment of any of the Obligations.
"Costs and expenses" as used in the preceding sentence shall include, without limitation, the reasonable attorneys' fees incurred by the Lenders and the Agent in retaining counsel for advice, suit, appeal, any insolvency or other proceedings under the United States Bankruptcy Code, or otherwise, or for any purpose specified in the preceding sentence, and "Obligations" as used in this Guaranty shall include, without limitation, such costs and expenses.

         4. NATURE OF GUARANTY: CONTINUING, ABSOLUTE AND UNCONDITIONAL; SUBROGATION WAIVER.

                  (a) This Guaranty is and is intended to be a continuing guarantee of payment of the Obligations, independent of and in addition to any other guarantee, indorsement, collateral or other agreement held by the Lenders or the Agent therefor or with respect thereto, whether or not furnished by the Guarantor. [Until payment in full of the Obligations as set forth herein, the Guarantor agrees that it shall not have any rights (direct or indirect) of subrogation, contribution, reimbursement, indemnification, or other rights of payment or recovery from the Debtor or any other guarantor of the Obligations for any payments made by the Guarantor hereunder, under any other agreement or otherwise, and the Guarantor hereby irrevocably waives and releases, absolutely and unconditionally, any such rights of subrogation, contribution, reimbursement, indemnification and other rights of payment or recovery which it may now have or hereafter acquire.]

                  (b) For the further security of the Agent and the Lenders and without in any way diminishing the liability of the Guarantor, following the occurrence of an Event of Default under the Credit Agreement and acceleration of the Obligations, all debts and liabilities, present or future, of the Debtor to the Guarantor and all monies received from the Debtor or for its account by the Guarantor in respect thereof shall be received in trust for the Agent and the Lenders and forthwith upon receipt shall be paid over to the Lenders until all of the Obligations have been paid in full. This assignment and postponement is independent of and severable from this Guaranty and shall remain in full effect whether or not the Guarantor is liable for any amount under this Guaranty.

                  (c) This Guaranty is absolute and unconditional and shall not be changed or affected by any representation, oral agreement, act or thing whatsoever, except as herein provided. This Guaranty is intended by the Guarantor to be the final, complete and exclusive representation of the agreement between the Guarantor and the Agent and the Lenders. No modification or amendment of any provision of this Guaranty shall be effective unless in writing and signed by a duly authorized officer of the Agent.

         5.       CERTAIN RIGHTS AND OBLIGATIONS.

                  (a) This Guaranty shall not be affected, changed or diminished in any respect by the taking or failure to take by the Lenders or the Agent, without notice, demand or any reservation of rights against the Guarantor and without affecting the Guarantor's obligations hereunder, from time to time, of any actions: (i) to renew, extend, increase, accelerate or otherwise change the time

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for payment of, the terms of or the interest on the Obligations or any part thereof or grant other indulgences to the Debtor or others; (ii) to sell, assign or transfer, or grant participations in, any of the Loans or other Obligations or any of the Loan Documents to the extent permitted by, and in accordance with the Credit Agreement; (iii) to accept from any person or entity and hold collateral for the payment of the Obligations or any part thereof, and to modify, exchange, enforce or refrain from enforcing, or release such collateral or any part thereof; (iv) to accept and hold any indorsement or guarantee of payment of the Obligations or any part thereof, and to discharge, release or substitute any such obligation of any such indorser or guarantor, or any person or entity who has given any security interest in any collateral as security for the payment of the Obligations or any part thereof, or any other person or entity in any way obligated to pay the Obligations or any part thereof, and to enforce or refrain from enforcing, or compromise or modify, the terms of any obligation of any such indorser, guarantor, person or entity; (v) to dispose of any and all collateral securing the Obligations in any commercially reasonable manner in accordance with the applicable terms of the Credit Agreement as the Lenders or the Agent, in their or its sole and absolute discretion, may deem appropriate, and to direct the order or manner of such disposition and the enforcement of any and all endorsements and guaranties relating to the Obligations or any part thereof as the Lenders or the Agent, in their or its sole and absolute discretion, may determine; (vi) except as otherwise required by the Credit Agreement, to determine the manner, amount and time of application of payments and credits, if any, to be made on all or any part of any component or components of the Obligations (whether principal, interest, costs, and expenses, or otherwise); and (vii) to take advantage or refrain from taking advantage of any security or accept or make or refrain from accepting or making any compositions or arrangements when and in such manner as the Lenders or the Agent, in their or its sole discretion, may deem appropriate and generally do or refrain from doing any act or thing which might otherwise, at law or in equity, release the liability of the Guarantor as a guarantor or surety in whole or in part, and in no case shall the Lenders or the Agent be responsible or shall the Guarantor be released either in whole or in part for any act or omission in connection with the Lenders or the Agent having sold any security at an under value so long as such sale shall have occurred in a commercially reasonable manner.

                  (b) The Guarantor hereby agrees to make all payments hereunder in full to the extent hereinafter provided: (i) without deduction by reason of any setoff, defense (other than payment) or counterclaim; (ii) without requiring protest or notice of nonpayment or notice of default or any other notice to the Guarantor (or to the Debtor, except as may be provided by the Credit Agreement) or to any other person or entity; (iii) without demand for payment or proof of such demand; (iv) without requiring the Lenders or the Agent to resort first to the Debtor (this being a guarantee of payment and not of collection) or to any other guarantee or any collateral which the Lender or the Agent may hold; (v) without requiring notice of acceptance hereof or assent hereto by the Lenders or the Agent; and (vi) without requiring notice that any of the Obligations has been incurred or of the reliance by the Lenders upon this Guaranty; all of the foregoing which the Guarantor hereby waives.


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                  (c) The Guarantor's obligation hereunder shall not be affected by any of the following, all of which the Guarantor hereby waives: (i) any failure to perfect or continue the perfection of any security interest in or other lien on any collateral securing payment of any of the Obligations or the Guarantor's obligation hereunder; (ii) the invalidity, unenforceability, propriety of manner of enforcement of, or loss or change in priority of any such security interest or other lien or guarantee of the Obligations; (iii) any failure to protect, preserve or insure any such collateral except the willful misconduct or gross negligence of the Agent or Lenders; (iv) the failure of the Guarantor to receive notice of any intended disposition of such collateral; (v) any defense arising by reason of the cessation from any cause whatsoever of liability of the Debtor including, without limitation, any failure, negligence or omission by the Lenders or the Agent in enforcing their or its claims against the Debtor, except the willful misconduct or gross negligence of the Agent or Lenders; (vi) any release (including adjudication or discharge in bankruptcy), settlement or compromise of any obligation of the Debtor; (vii) the invalidity or unenforceability of any of the Obligations; (viii) any bankruptcy, insolvency, reorganization, arrangement, adjustment, composition, liquidation, or the like of the Debtor or any of its Subsidiaries; (ix) any sale, transfer or other disposition by the Debtor or any Subsidiary of the Debtor of any stock of the Guarantor; or (x) the taking of any action against or the release of any other guarantor of the Obligations.

         6.       ALLOCATION OF LIABILITY.

         (a) Notwithstanding anything herein to the contrary, Guarantor's liability hereunder shall be limited to the Maximum Guaranty Liability for Guarantor as determined at the earlier of the date of commencement of a case under Title 11 of the United States Bankruptcy Code, (or any successor provisions) in which such Guarantor is a debtor or the date enforcement is sought hereunder or under the Notes; PROVIDED, HOWEVER, that Guarantor shall be jointly and severally liable for all advances, charges, costs and expenses, including reasonable attorneys' fees incurred or paid by Agent or any Lender in exercising any right, power or remedy conferred by this Agreement or any enforcement thereof, including without limitation those additional costs, claims and damages set forth in Article 2.

          (b) Guarantor agrees that in the event of (i) the dissolution or insolvency of Guarantor, (ii) the inability of Guarantor to pay its debts as they become due, (iii) an assignment by Guarantor for the benefit of its creditors, or (iv) the institution of any bankruptcy or other proceeding by or against Guarantor alleging that such Guarantor is insolvent or unable to pay its debts as they become due, and whether or not such event shall occur at a time when the Obligations are not then due and payable, the other Guarantors shall pay the Obligations promptly upon demand as if the Obligations were then due and payable. Guarantor agrees that upon the filing by or against any other Guarantor of any proceeding under any present or future provision of the United States Bankruptcy Code or any other similar federal or state statute, until payment in full of the Obligations as set forth herein, other Guarantors shall have no right to contribution, indemnification, or any recourse whatsoever against the bankrupt Guarantor for any liability incurred by the other Guarantors under the terms of the Loan Documents. Guarantor agrees that this provision shall continue to be effective or be reinstated, as

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the case may be, if at any time any payment, or any part thereof, of principal, interest or any other amount with respect to the Obligations is rescinded or must otherwise be restored by Agent or the Lenders upon the bankruptcy or reorganization of Guarantor, any other Person or otherwise.

         Guarantor further agrees that, to the extent that Guarantor makes a payment to Agent, which payment or payments or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside or otherwise required to be repaid to another Guarantor, its estate, trustee, receiver or any other party, including without limitation, under any bankruptcy law, state or federal law, common law or equitable cause, then to the extent of such payment or repayment, the obligation or part thereof which has been paid, reduced or satisfied by such amount shall be reinstated and continued in full force and effect as of the date such initial payment, reduction or satisfaction occurred.

         7. REPRESENTATION AND WARRANTIES. The Guarantor represents and warrants to the Lenders and the Agent that: (i) it is a corporation duly incorporated, validly existing and in good standing under the laws of the state of its incorporation and has full corporate power, authority and legal right to own its property and assets and to transact the business in which it is engaged; (ii) it has full power, authority and legal right to execute and deliver, and to perform its obligations under, this Guaranty, and has taken all necessary action to authorize the guarantee hereunder on the terms and conditions of this Guaranty and to authorize the execution, delivery and performance of this Guaranty; and
(iii) this Guaranty has been duly executed and delivered by the Guarantor and constitutes a legal, valid and binding obligation of the Guarantor enforceable against the Guarantor in accordance with its terms except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally or equitable principles relating to enforceability.

         8. ASSIGNMENT BY LENDERS. Any of the Lenders may, to the extent permitted by, and in accordance with, the Credit Agreement, syndicate or sell, assign, transfer or grant participations in certain portions of the Loans or other Obligations, and in such event the Agent, on behalf of each and every immediate and successive assignee, transferee or holder of or participant in all or any of such Loans or other obligations, shall have the right to enforce this Guaranty, by suit or otherwise, for the benefit of such assignee, transferee, holder or participant as fully as if such assignee, transferee, holder or participant were herein by name specifically given such rights, powers, and benefits, but the Agent, on behalf of the Lenders, shall have an unimpaired right, prior and superior to that of any assignee, transferee or holder to enforce this Guaranty for the benefit of the Lenders or any such participant, as to so much of the Loans or other Obligations as they have not sold, assigned or transferred.

         9. TERMINATION. This Guaranty shall remain in full force and effect until all of the Obligations shall have been indefeasibly paid in full. If after receipt of any payment of all or any part of the Obligations, the Lenders or the Agent are for any reason compelled by court order to surrender such payment to any person or entity, because such payment is determined to be void or voidable as

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a preference, impermissible setoff, or a diversion of trust funds, or for any reason, this Guaranty shall continue in full force notwithstanding any contrary action which may have been taken by the Lenders or the Agent in reliance upon such payment, and any such contrary action so taken shall be without prejudice to the Lenders' or the Agent's rights under this Guaranty and shall be deemed to have been conditioned upon such payment having become final and irrevocable.

         10.      MISCELLANEOUS.

                  (a) The "Debtor" and the "Guarantor" as used in this Guaranty shall include: (i) any successor individual or individuals, association, partnership or corporation to which all or a substantial part of the business or assets of the Debtor or the Guarantor shall have been transferred and (ii) any other corporation into or with which the Debtor or the Guarantor shall have been merged, consolidated, reorganized, or absorbed.

                  (b) Without limiting any other right of the Lenders, upon the occurrence of any Event of Default, the Agent or the Lenders, at its or their sole election, may set off against such of the Obligations any and all moneys then owed to the Guarantor by the Agent or the Lenders in any capacity, without notice to the Guarantor or to any other Person, any such notice being hereby expressly waived, and the Agent or the Lenders shall be deemed to have exercised such right of set off immediately at the time of such election even though any charge therefor is made or entered on the Agent's or the Lenders' records subsequent thereto.

                  (c) The Guarantor's obligation hereunder is to pay the Obligations in full when due, subject to applicable grace periods, if any, according to the Credit Agreement to the extent provided herein, and shall not be affected by any extension of time for payment by the Debtor resulting from any proceeding under the United States Bankruptcy Code or similar law.

                  (d) No course of dealing between the Debtor or the Guarantor and the Agent or the Lenders and no act, delay or omission by the Agent or the Lenders in exercising any right or remedy hereunder or with respect to any of the Obligations shall operate as a waiver thereof or of any other right or remedy, and no single or partial exercise thereof shall preclude any other or further exercise thereof or the exercise of any other right or remedy. The Agent and/or the Lenders may remedy any default by the Debtor under any agreement with the Debtor or with respect to any of the Obligations in any reasonable manner without waiving the default remedied and without waiving any other prior or subsequent default by the Debtor. All rights and remedies of the Lender hereunder are cumulative.

                  (e) The term "Lenders" as used herein shall include all of the successors or assigns of each of the Lenders. The rights and benefits of each Lender hereunder shall, if such Lender so directs, inure to any party acquiring any interest in the obligations or any part thereof.


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                  (f) The term "Agent" as used herein shall include the
successors or assigns of the Agent.

                  (g) Captions of the sections of this Guaranty are solely for the convenience of the Agent, the Lenders and the Guarantor, and are not an aid in the interpretation of this Guaranty.

                  (h) If any provision of this Guaranty is unenforceable in whole or in part for any reason, the remaining provisions shall continue to be effective.

                  (i) The obligation of the Guarantor pursuant to this Agreement to make payment shall mean payment in the currency of the United States of America and shall not be discharged or satisfied by any tender or recovery pursuant to any judgment expressed in or converted into any other currency except to the extent to which such tender or recovery shall result in the effective receipt by the Agent or Lenders of the full amount at the time of such payment of U.S. dollars payable or expressed to be payable under the Credit Agreement to the Lenders equal to the U.S. Dollar equivalent of such judgment at the time such judgment was rendered or entered. The Lenders shall have an additional cause of action for the purpose of recovery in the other currency of the amount (if any) by which such effective receipt shall fall short of the full amount of U.S. dollars payable or expressed to be payable under this paragraph shall not be affected by judgment being obtained for any other sums due under this Agreement.

                  (j) THIS GUARANTY AND THE TRANSACTIONS EVIDENCED HEREBY SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF OHIO, WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.

         11. CONSENT TO JURISDICTION AND SERVICE OF PROCESS. GUARANTOR HEREBY CONSENTS TO THE JURISDICTION OF ANY STATE OR FEDERAL COURT LOCATED WITHIN THE COUNTY OF HAMILTON, STATE OF OHIO AND IRREVOCABLY AGREES THAT, SUBJECT TO AGENT'S ELECTION, ALL ACTIONS OR PROCEEDINGS ARISING OUT OF OR RELATING TO THIS GUARANTY, THE OTHER LOAN DOCUMENTS OR ANY OBLIGATION SHALL BE LITIGATED IN SUCH COURTS. GUARANTOR ACCEPTS FOR ITSELF AND IN CONNECTION WITH ITS PROPERTIES, GENERALLY AND UNCONDITIONALLY, THE NONEXCLUSIVE JURISDICTION OF THE AFORESAID COURTS AND WAIVES ANY DEFENSE OF FORUM NON CONVENIENS, AND IRREVOCABLY AGREES TO BE BOUND BY ANY JUDGMENT RENDERED THEREBY IN CONNECTION WITH THIS GUARANTY, SUCH OTHER LOAN DOCUMENT OR SUCH OBLIGATION. GUARANTOR DESIGNATES AND APPOINTS CT CORPORATION SYSTEM AND SUCH OTHER PERSONS AS MAY HEREAFTER BE SELECTED BY GUARANTOR WHICH IRREVOCABLY AGREE IN WRITING TO SO SERVE AS ITS AGENT TO RECEIVE ON ITS BEHALF SERVICE OF ALL PROCESS IN ANY SUCH PROCEEDINGS IN ANY SUCH COURT, SUCH SERVICE BEING HEREBY ACKNOWLEDGED BY GUARANTOR TO BE

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EFFECTIVE AND BINDING SERVICE IN EVERY RESPECT. A COPY OF ANY SUCH PROCESS SO
SERVED SHALL BE MAILED BY REGISTERED MAIL TO GUARANTOR AT ITS ADDRESS PROVIDED IN THE GUARANTOR SECURITY AGREEMENT EXCEPT THAT UNLESS OTHERWISE PROVIDED BY APPLICABLE LAW, ANY FAILURE TO MAIL SUCH COPY SHALL NOT AFFECT THE VALIDITY OF SERVICE OF PROCESS. IF ANY AGENT APPOINTED BY GUARANTOR REFUSES TO ACCEPT SERVICE, GUARANTOR HEREBY AGREES THAT SERVICE UPON IT BY MAIL SHALL CONSTITUTE VALID SERVICE OF PROCESS. NOTHING HEREIN SHALL AFFECT THE RIGHT TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR SHALL LIMIT THE RIGHT OF AGENT OR ANY LENDER TO BRING PROCEEDINGS AGAINST GUARANTOR IN THE COURTS OF ANY OTHER JURISDICTION.

         12. WAIVER OF JURY TRIAL. GUARANTOR, AGENT AND EACH LENDER HEREBY WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS GUARANTY, ANY OF THE LOAN DOCUMENTS, OR ANY DEALINGS BETWEEN THEM RELATING TO THE SUBJECT MATTER OF THIS LOAN TRANSACTION AND THE LENDER/GUARANTOR RELATIONSHIP THAT IS BEING ESTABLISHED. GUARANTOR, AGENT AND EACH LENDER ALSO WAIVE ANY BOND OR SURETY OR SECURITY UPON SUCH BOND WHICH MIGHT, BUT FOR THIS WAIVER, BE REQUIRED OF LENDERS. THE SCOPE OF THIS WAIVER IS INTENDED TO BE ALL-ENCOMPASSING OF ANY AND ALL DISPUTES THAT MAY BE FILED IN ANY COURT AND THAT RELATE TO THE SUBJECT MATTER OF THIS TRANSACTION, INCLUDING WITHOUT LIMITATION, CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW AND STATUTORY CLAIMS. GUARANTOR, AGENT AND EACH LENDER ACKNOWLEDGE THAT THIS WAIVER IS A MATERIAL INDUCEMENT TO ENTER INTO A BUSINESS RELATIONSHIP, THAT EACH HAS ALREADY RELIED ON THE WAIVER IN ENTERING INTO THIS GUARANTY AND THAT EACH WILL CONTINUE TO RELY ON THE WAIVER IN THEIR RELATED FUTURE DEALINGS. GUARANTOR, AGENT AND EACH LENDER FURTHER WARRANT AND REPRESENT THAT EACH HAS REVIEWED THIS WAIVER WITH ITS LEGAL COUNSEL, AND THAT EACH KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL. THIS WAIVER IS IRREVOCABLE, MEANING THAT IT MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING, AND THE WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS GUARANTY, THE LOAN DOCUMENTS, OR TO ANY OTHER DOCUMENTS OR AGREEMENTS RELATING TO THE LOANS OR THE GUARANTY. IN THE EVENT OF LITIGATION, THIS GUARANTY MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

      [Remainder of page intentionally left blank. Signature page follows.]


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         IN WITNESS WHEREOF, this Agreement has been duly executed and delivered by or on behalf of each of the parties as of the day and in the year first above written in Cincinnati, Ohio.

SIGNED IN THE PRESENCE OF:                    GUARANTOR:

                                              [NAME OF GUARANTOR]




                                              By:
------------------------------                   ---------------------------
                                              Name:
                                                 ---------------------------
                                              Title:
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